NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Acquisition of Landmark Bancshares, Inc. by National Commerce Corporation

April 24, 2018

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, information from Landmark Bancshares, Inc. ("First Landmark") and information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- In connection with the proposed acquisition of First Landmark through the merger of First Landmark into NCOM, NCOM will file with the SEC a Registration Statement on Form S-4 to register the shares of NCOM common stock to be issued to the shareholders of First Landmark. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of First Landmark in connection with their vote on the merger. In addition, NCOM may file other relevant documents concerning the proposed merger with the SEC. The material in this presentation is not a substitute for the proxy statement-prospectus that NCOM will file with the SEC. Investors in First Landmark are encouraged to read the Registration Statement on Form S-4, the proxy statement-prospectus included within the Registration Statement and any other relevant documents to be filed with the SEC in connection with the proposed transaction when they become available, because they will contain important information about NCOM, First Landmark and the proposed transaction, including detailed risk factors.

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating First Landmark's operations, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions and in the proposed acquisition of First Landmark;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of NBC to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industries that negatively impact our factoring business, which is concentrated in such industries;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers resulting from cybersecurity breaches or otherwise, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings;
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; and
- potential increases in our allowance for loan losses as a result of changes to accounting standards, which could adversely impact our results of operations.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Agenda

- Merger with Landmark Bancshares, Inc.
- National Commerce Corporation Q1' 2018 financial results
- Q&A

Transaction Terms

Acquiror	National Commerce Corporation (Nasdaq: NCOM)
Seller	Landmark Bancshares, Inc. ("First Landmark")
Transaction Consideration	• 0.5961 of a share of NCOM stock and $1.33 in cash for each share of First Landmark • 2.3 million shares of NCOM stock, $5.2 million in cash • Overall consideration mix of ~95% stock / ~5% cash • First Landmark options converted into NCOM options at an exchange ratio of 0.6275x
First Landmark Pro Forma Common Stock Ownership	11%
Indicative Price Per Share	$28.15 (1)
Aggregate Transaction Value	$115.2 million (1)(2)
Price / 3/31/18 TBVPS (%)	212%
Price / LTM Adjusted EPS w/ Cost Saves(3)	12.3x
Board Representation	1 Board seat for a current First Landmark board member (William Smith, Jr.)
Required Approvals	First Landmark shareholder vote and customary regulatory approvals
Expected Closing	Q3 2018

(1) Blended per share price based on NCOM's stock price of $45.00 as of 4/23/18, based on 0.5961 of a share of NCOM stock and a cash payment of $1.33 per share.
(2) Based on 3,900,832 common shares outstanding and 323,635 First Landmark options with a weighted average strike price of $11.54 per share.
(3) See page 11 for calculation.

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Transaction Rationale

Strategic Rationale	First Landmark is the only community bank headquartered in Atlanta with greater than $500 mm of total assets and 100% of deposits in the Top 4 counties(1) Complements NCOM's existing Atlanta operations – pro forma Atlanta assets of approximately $1 billion First Landmark's executive officers to lead Atlanta market after closing
Financially Attractive	Low-single digit EPS accretion with cost savings fully realized ~2.5% initial tangible book value dilution, earned back in approximately 2.5 years Pro forma capital ratios remain strong C&D & CRE concentration ratios remain below guidelines
Low Risk	Familiarity with the Atlanta market; additive to existing NCOM presence Similar operating philosophies committed to customer service; 9 members of Landmark leadership team to sign contracts with NCOM Extensive due diligence completed by NCOM's senior team Experienced management team with proven track record of successful merger execution

(1) Top 4 Atlanta MSA counties include Fulton, Gwinnett, Cobb and DeKalb.

Overview of Pro Forma Franchise

Pro Forma Highlights (1)

Total Assets	$3.9 bn
Gross Loans	$3.1 bn
Total Deposits	$3.2 bn
Branches	38

Deposit Composition by State (2)

NCOM Standalone



GA
12%
FL
51%
AL
38%

First Landmark + NCOM



GA
24%
FL
44%
AL
32%

Pro Forma Branch Footprint



Decatur
Huntsville
Birmingham
Atlanta
Tuscaloosa
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach
National Bank of Commerce Branch (31)
First Landmark (3)
Premier Community Bank of Florida (4)
National Bank of Commerce LPO (3)

(1) Excludes purchase accounting adjustments; financial data as of 3/31/18; pro forma includes pending acquisitions of Premier Community Bank of Florida and First Landmark.
(2) FDIC deposit data as of 6/30/17; includes pending acquisitions of Premier Community Bank of Florida and First Landmark.
Source: S&P Global Market Intelligence, Company documents.

NATIONAL COMMERCE CORPORATION
FIRST LANDMARK BANK

Overview of First Landmark

- Headquartered in Marietta, GA
- First Landmark is a product of a MOE with Midtown Bank and Trust that closed on October 20, 2014
- Chief Executive Officer: Stan Kryder
- President and CFO: Terry DeWitt
- Pro forma Atlanta branches: 5 (Buckhead, Decatur, Marietta, Midtown and Sandy Springs)
- Pro forma Atlanta LPOs: 2 (Alpharetta and southern Perimeter)

First Landmark Financial Highlights[1]

Total Assets	$571.9
Gross Loans	$471.0
Total Deposits	$455.4
Loans / Deposits	103.4 %
TCE	$51.9
TBV per share	$13.29
TCE / TA	9.2 %

Pro Forma Atlanta Footprint



Mountain Park
Alpharetta
Ocee
Blackwells
Roswell
Newtown
Johns Creek
Duluth
Westoak
Peachtree Corners
Mount Bethel
Norcross
Fair Oaks
Chattahoochee Plantation
Dunwoody
Doraville
Chamblee
Smyrna
Vinings
North Atlanta
Tucker
Mableton
Oakdale
North Druid Hills
Clarkston
Stone Mountain
Pine Lake
Druid Hills
Belvedere
Belvedere Park
Atlanta
Panthersville
Gresham Park
East Point
Panola

(1) Dollars in millions. Consolidated financial results as of March 31, 2018.
Source: S&P Global Market Intelligence, Company documents.

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

First Landmark Historical Financial Performance

Total Assets



$600
$500
$400
$300
$200
$100
$0
$434
$460
$544
$595
$540
$572
8.9% CAGR
2014
2015
2016
2017
Q1'17
Q1'18

Gross Loans - HFI



$500
$400
$300
$200
$100
$0
$292
$329
$382
$469
$409
$471
15.8% CAGR
2014
2015
2016
2017
Q1'17
Q1'18

Deposits



$500
$400
$300
$200
$100
$0
$349
$373
$452
$477
$444
$455
8.5% CAGR
2014
2015
2016
2017
Q1'17
Q1'18

Tangible Common Equity



TBVPS
TCE / TA
$15.0
$10.0
$5.0
$0.0
12.0%
10.0%
8.0%
6.0%
$10.06
$11.09
$11.73
$13.51
$13.29
9.9%
10.6%
8.4%
8.8%
9.2%
8.9% CAGR
2014
2015
2016
2017
Q1'18

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Note: Dollars in millions, except per share data. Consolidated financial results. The MOE between First Landmark and Midtown Bank and Trust closed on October 20, 2014. CAGRs measured from December 31, 2014 – March 31, 2018.
Source: Company documents.

First Landmark Historical Financial Performance

NPAs / Assets[(1)]



2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.80%
1.56%
0.63%
1.11%
0.40%
2014
2015
2016
2017
Q1'18

Core Pre-tax, Pre-provision Income ("PTPP")[(2)]



PTPP
% Avg Assets
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
3.0%
2.0%
1.0%
0.0%
$8.1
$8.6
$9.8
$2.2
$2.3
1.8%
1.7%
1.7%
1.6%
1.6%
2015
2016
2017(3)
Q1'17
Q1'18

NIM



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.53%
4.00%
4.09%
3.96%
4.15%
2015
2016
2017
Q1'17
Q1'18

Efficiency Ratio



Efficiency Ratio
NIE / Avg. Assets(2)
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
3.50%
3.25%
3.00%
2.75%
2.50%
3.26%
3.08%
2.82%
2.86%
2.91%
63.8%
62.3%
61.0%
61.4%
65.2%
2015
2016
2017
Q1'17
Q1'18

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Note: Dollars in millions. FY 2015 represented the first full year of combined operations following the MOE.
(1) Includes restructured loans.
(2) Core PTPP as a percentage of average assets and NIE / average assets for the three months ended March 31, 2017 and 2018, respectively, are based on annualized results.
(3) FY 2017 excludes the $4.2 million pretax gain ($2.6 million after tax) on the sale of a branch.
Source: Company documents.

First Landmark's Core Earnings Ability



$12,000
$9,000
$6,000
$3,000
$0
$10,017
($4,248)
$3,068
$8,837
($2,209)
$6,627
$3,013
$9,640
1.7% ROAA on Acquired Assets
LTM Reported Pre-Tax Income
Less: Gain on RE Sale
Add Back: Specific LLP (1)
Pre-Tax Adj. Income
Less: Taxes (25%)
Net Adj. Income
23% After-Tax Cost Savings
Earnings Contribution to NCOM

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Note: Dollar in thousands.

(1) During Q4' 17 and Q1' 18, First Landmark recorded $3.068 million in loan loss provision related to one classified credit. During the course of due diligence, the NCOM and First Landmark management teams discussed this credit in detail. NCOM management believes the loan loss provision is approximately equal to the credit mark that would have been recorded through purchase accounting. As of March 31, 2018, First Landmark recorded $1.1 million in other repossessed assets for this credit. NCOM believes that with this valuation is reasonable and approximates fair value, and that First Landmark may dispose of the asset prior to the closing of this transaction.

Atlanta MSA

- The Atlanta MSA consists of 29 counties with a total population of 5.9 million and total deposits of $167 billion
- The Top 4 counties account for 59% of the total population and 83% of the total deposits
- Atlanta MSA ranking in the Southeast:
  - GDP: #1 *(10th largest in the U.S.)*
  - Population: #2 *(8th largest in the U.S.)*
  - Fortune 500 companies: #1 *(3rd most in the U.S.)*



LaFayette
Chattahoochee National Forest
Sugar Valley
Calhoun
Ellijay
Springer Mountain
Dahlonega
Cleveland
Clarkesville
Toccoa
Cornelia
Jasper
Juno
Murrayville
Armuchee
Silver City
Gainesville
Rome
Canton
Cumming
Commerce
Cartersville
Buford
Jefferson
Cedartown
Kennesaw
Duluth
Lawrenceville
Winder
Athens
Dallas
Smyrna
Mableton
Tucker
Loganville
Watkinsville
Buchanan
Tallapoosa
Douglasville
Redan
Monroe
Conyers
Social Circle
Carrollton
Union City
Covington
Madison
Jonesboro
Fayetteville
McDonough
Newnan
Peachtree City
Eatonton
Franklin
Jackson
Monticello
Griffin
Oconee National Forest
Hogansville
Piedmont National Wildlife Refuge
Zebulon
LaGrange
Greenville
Barnesville
Forsyth
Gray
Thomaston
Manchester
Gordon
Macon

Atlanta MSA			
Top 4 Counties	Total Deposits ($M)	Population	Median HHI
Fulton	**$98,556**	**1,044,957**	**$65,264**
Gwinnett	$16,113	931,265	$67,759
Cobb	$13,387	762,551	$74,889
Dekalb	$10,593	752,500	$60,213
Top 4 Total	**$138,648**	**3,491,273**	**$66,097**
Other 25 Counties	$28,090	2,428,494	$68,474
Total MSA	**$166,738**	**5,919,767**	**$65,167**

Source: Bureau of Economic Analysis, S&P Global Market Intelligence.

Atlanta Market Share – Top 4 Counties

Top 4 Counties Deposit Market Share

2017 Rank	Institution	2017 Deposits ($M)	2017 Branches	2017 Market Share	% of Total Deposits
1	SunTrust Banks Inc. (GA)	$ 44,394	115	32.9%	27.3%
2	Bank of America Corp. (NC)	28,912	101	21.4%	2.3%
3	Wells Fargo & Co. (CA)	26,220	129	19.5%	2.1%
4	BB&T Corp. (NC)	5,389	41	4.0%	3.3%
5	JPMorgan Chase & Co. (NY)	3,468	61	2.6%	0.3%
6	Fidelity Southern Corp. (GA)	2,557	33	1.9%	65.5%
7	PNC Financial Services Group (PA)	2,501	53	1.9%	1.0%
8	Synovus Financial Corp. (GA)	2,458	16	1.8%	9.7%
9	Renasant Corp. (MS)	2,304	16	1.7%	22.8%
10	Regions Financial Corp. (AL)	1,899	27	1.4%	1.9%
11	Atlantic Capital Bcshs Inc. (GA)	1,573	1	1.2%	73.9%
12	Fifth Third Bancorp (OH)	1,318	29	1.0%	1.3%
13	State Bank Finl Corp. (GA)	1,271	7	0.9%	30.1%
14	United Community Banks Inc. (GA)	1,048	10	0.8%	10.8%
15	East West Bancorp Inc. (CA)	884	3	0.7%	3.1%
16	IBERIABANK Corp. (LA)	790	6	0.6%	3.4%
	Pro Forma	**755**	**5**	**0.6%**	**24.1%**
17	MetroCity Bankshares Inc. (GA)	740	9	0.5%	77.5%
18	First Citizens BancShares Inc. (NC)	654	12	0.5%	2.2%
19	Piedmont Bancorp Inc. (GA)	502	5	0.4%	74.6%
20	Charter Financial Corp. (GA)	501	7	0.4%	37.1%
21	**Landmark Bancshares Inc. (GA)**	**443**	**3**	**0.3%**	**100.0%**
22	Quantum Capital Corp. (GA)	361	3	0.3%	100.0%
23	Bank of the Ozarks (AR)	314	7	0.2%	1.9%
24	**National Commerce Corp. (AL)**	**311**	**2**	**0.2%**	**11.6%**
25	Georgia Banking Co. (GA)	304	1	0.2%	84.1%

Top 4 Counties - Banks < $50 Billion in Assets

2017 Rank	Institution	2017 Deposits ($M)	2017 Branches	2017 Market Share	% of Total Deposits
1	Fidelity Southern Corp. (GA)	$ 2,557	33	1.9%	65.5%
2	Synovus Financial Corp. (GA)	2,458	16	1.8%	9.7%
3	Renasant Corp. (MS)	2,304	16	1.7%	22.8%
4	Atlantic Capital Bcshs Inc. (GA)	1,573	1	1.2%	73.9%
5	State Bank Finl Corp. (GA)	1,271	7	0.9%	30.1%
6	United Community Banks Inc. (GA)	1,048	10	0.8%	10.8%
7	East West Bancorp Inc. (CA)	884	3	0.7%	3.1%
8	IBERIABANK Corp. (LA)	790	6	0.6%	3.4%
	Pro Forma	**755**	**5**	**0.6%**	**24.1%**
9	MetroCity Bankshares Inc. (GA)	740	9	0.5%	77.5%
10	Piedmont Bancorp Inc. (GA)	502	5	0.4%	74.6%
11	Charter Financial Corp. (GA)	501	7	0.4%	37.1%
12	**Landmark Bancshares Inc. (GA)**	**443**	**3**	**0.3%**	**100.0%**
13	Quantum Capital Corp. (GA)	361	3	0.3%	100.0%
14	Bank of the Ozarks (AR)	314	7	0.2%	1.9%
15	**National Commerce Corp. (AL)**	**311**	**2**	**0.2%**	**11.6%**

Note: FDIC deposit data as of 6/30/17.
Source: S&P Global Market Intelligence.

NCOM Pro Forma MSAs

MSA	Deposits ($M)	Market Share	% of Total	Total Population	Projected Population Growth	Median HHI	Projected HHI Change
Atlanta-Sandy Springs-Roswell, GA	$754.5	0.46%	24.1%	5,919,767	6.5%	$65,167	9.2%
Jacksonville, FL	513.3	0.87	16.4%	1,519,940	6.9	59,274	10.4
Birmingham-Hoover, AL	507.3	1.34	16.2%	1,151,899	1.5	55,312	10.3
Orlando-Kissimmee-Sanford, FL	345.5	0.73	11.0%	2,518,915	8.2	56,059	12.0
Huntsville, AL	271.0	3.47	8.6%	456,936	4.3	61,883	5.2
Daphne-Fairhope-Foley, AL	139.0	3.27	4.4%	215,273	6.9	56,163	8.7
Sarasota-Bradenton, FL	134.3	0.66	4.3%	808,091	7.5	59,526	11.5
Deltona-Daytona Beach-Ormond Beach, FL	132.9	1.23	4.2%	652,116	6.3	47,026	7.8
Tampa-St. Petersburg-Clearwater, FL	131.8	0.21	4.2%	3,112,599	6.7	53,358	11.6
Sebastian-Vero Beach, FL	110.8	2.64	3.5%	155,025	6.9	54,018	11.5
Auburn-Opelika, AL	94.1	3.55	3.0%	162,921	6.0	49,591	11.9
NCOM Pro Forma Weighted Average(1)					5.8%	$58,551	9.8%
Southeast(2)					4.6%	$52,702	7.9%

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Note: FDIC deposit data as of 6/30/17; Includes pending acquisitions of Premier Community Bank of Florida and First Landmark.
(1) Based on a weighted average of deposits per MSA.
(2) The Southeast includes the states of Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia.
Source: S&P Global Market Intelligence.

Expected Financial Impact

Assumptions / Current Estimates

- ~2.3% loan credit mark
  - Includes reversal of approximately $600k of non-accretable discount currently on First Landmark's balance sheet
- ~23% in cost savings
- ~$5.7 million after-tax of one-time transaction costs (4.9% of announced transaction value)
- Core deposit intangible of 2.05% of First Landmark's transaction accounts

Financial Impact

- Low single digit EPS accretion with cost savings fully realized
  - Excludes accretion on marked loan portfolio
- ~2.5% initial tangible book value dilution
- Tangible book value earnback within ~2.5 years[1]
- Pro forma capital ratios to remain strong
- Remain below C&D and CRE concentration guidelines

(1) Tangible book value earnback period calculated using the crossover method.

Credit Due Diligence

Credit Due Diligence Process

- Experienced credit review team of 17 NCOM bankers, including senior management
- 2-week review period
- Reviewed 76% of First Landmark's loan portfolio
  - 100% of the Top 35 relationships by loan size
  - 100% of watchlist and criticized loans
  - 79% of NOOCRE
  - 78% of OOCRE
  - 83% of A&D
  - 72% of C&I
- Comprehensive review process of First Landmark's loans and watchlist items
  - 3 nonaccrual relationships totaling $0.3 million
  - 3 accruing classified loans totaling $1.3 million
  - 9 past due loans totaling $1.75 million
- One repossessed asset

Summary – First Landmark Acquisition

- Financially attractive for the combined shareowner base, with immediate EPS accretion, minimal TBV dilution and a short earnback period
- Expands NCOM franchise in the attractive Atlanta MSA to ~ $1 billion in assets
- Adds management strength to NCOM's Atlanta team
- Similar philosophies and compatible credit cultures
- Consistent with NCOM's M&A growth strategy

NCOM 2018 1st Quarter Results

Q1 2018 update

- Closed the acquisition of FirstAtlantic Financial Holdings on January 1, 2018
  - Jacksonville, FL
  - $304mm in loans, $374mm in deposits at the time of acquisition
  - Core system conversion to occur this weekend

- Announced execution of agreement to acquire Premier Community Bank of Florida on March 20, 2018
  - Bradenton, FL
  - $152 million in loans, $162 million in deposits at December 31, 2017
  - Targeted closing date of Q3 '18

Q1'18 Financial Results

	For the Three Months Ended				
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Earnings Summary					
Interest income	$ 36,320	$ 30,224	$ 28,202	$ 26,466	$ 24,899
Interest expense	3,420	2,824	2,561	2,513	2,469
Net interest income	32,900	27,400	25,641	23,953	22,430
Provision for loan losses	1,318	1,478	1,105	1,155	156
Gain (loss) on sale of securities	191	(119)	-	28	-
Other noninterest income (1)	4,793	4,984	4,630	5,072	5,440
Merger/conversion-related expenses (2)	2,396	1,172	417	344	387
Other noninterest expense (3)	21,855	18,078	17,654	17,393	18,074
Income before income taxes	12,315	11,537	11,095	10,161	9,253
Income tax expense	2,776	3,890	3,828	3,281	2,841
Deferred tax asset write-down	-	6,231	-	-	-
Total income tax expense	2,776	10,121	3,828	3,281	2,841
Net income before minority interest	9,539	1,416	7,267	6,880	6,412
Net income attributable to minority interest	456	413	570	431	493
Net income to common shareholders	$ 9,083	$ 1,003	$ 6,697	$ 6,449	$ 5,919
Weighted average common and diluted shares outstanding					
Basic	17,209,551	14,783,597	14,300,974	13,190,582	12,901,040
Diluted	17,612,298	15,173,984	14,679,546	13,551,745	13,283,075
Net earnings per common share					
Basic	$ 0.53	$ 0.07	$ 0.47	$ 0.49	$ 0.46
Diluted	$ 0.52	$ 0.07	$ 0.46	$ 0.48	$ 0.45

Note: Dollars in thousands, except per share data.
(1) Excludes securities gains.
(2) After-tax impact of merger conversion-related expenses of $1,826, $815, $340, $248, and $300, respectively, for the periods presented.
(3) Excludes merger/conversion-related expenses.
Source: Company documents.

Q1'18 Financial Results

Selected Performance Ratios	For the Three Months Ended March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Return on average assets (ROAA) [1]	1.18 %	0.15 %	1.08 %	1.06 %	1.00 %
Return on average equity (ROAE)	7.35	0.99	7.06	7.86	7.67
Return on average tangible common equity (ROATCE)	11.27	1.41	9.94	11.49	11.45
Net interest margin - taxable equivalent	4.80	4.63	4.58	4.34	4.18
Efficiency ratio	64.34	59.44	59.70	61.11	66.24
Operating efficiency ratio [2]	57.98	55.82	58.32	59.92	64.85
Noninterest income / average assets (annualized)	0.62	0.76	0.75	0.83	0.92
Noninterest expense / average assets (annualized)	3.16	2.92	2.92	2.91	3.11
Yield on loans	5.66	5.45	5.45	5.38	5.29
Cost of total deposits	0.47 %	0.43 %	0.41 %	0.40 %	0.40 %

(1) Net income to common shareholders / average assets.
(2) Excludes merger/conversion-related expenses.
Source: Company documents.

Q1'18 Financial Results

Balance Sheet Highlights	As of March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Cash and cash equivalents	$ 132,825	$ 235,288	$ 134,549	$ 224,760	$ 318,730
Total investment securities	169,868	111,396	111,158	101,569	98,390
Mortgage loans held-for-sale	21,077	29,191	15,278	19,482	19,517
Acquired purchased credit-impaired loans	29,359	25,696	26,924	21,065	22,465
Acquired non-purchased credit-impaired loans	783,556	538,276	561,118	490,198	539,056
Nonacquired loans held for investment (1)	1,531,475	1,455,376	1,349,254	1,252,970	1,153,897
CBI loans (factoring receivables)	136,194	118,710	119,110	114,361	99,317
Total gross loans held for investment	2,480,584	2,138,058	2,056,406	1,878,594	1,814,735
Allowance for loan losses	15,839	14,985	14,264	13,407	12,565
Total intangibles	174,225	117,849	119,688	103,270	103,519
Total assets	3,113,766	2,737,676	2,549,134	2,418,052	2,445,149
Total deposits	2,551,517	2,285,831	2,097,373	2,004,528	2,080,307
FHLB and other borrowings	7,000	7,000	7,941	7,000	7,000
Subordinated debt	24,567	24,553	24,540	24,527	24,513
Total liabilities	2,608,040	2,337,718	2,150,541	2,054,792	2,127,727
Minority interest	7,391	7,348	7,504	7,366	7,427
Common stock	172	148	148	141	129
Total shareholders' equity	505,726	399,958	398,593	363,260	317,422
Tangible common equity	$ 331,044	$ 281,695	$ 278,335	$ 259,558	$ 213,410
End of period common shares outstanding	17,229,043	14,788,436	14,777,230	14,070,528	12,948,778

Note: Dollars in thousands.
(1) Excludes CBI loans (factoring receivables).
Source: Company documents.

Q1'18 Financial Results

Asset Quality Analysis	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
	As of and For the Three Months Ended				
Nonacquired					
Nonaccrual loans	$ 367	$ 82	$ 70	$ 50	$ 68
Other real estate and repossessed assets	-	-	150	-	1,849
Loans past due 90 days or more and still accruing	723	677	1,690	1,172	538
Total nonacquired nonperforming assets	$ 1,090	$ 759	$ 1,910	$ 1,222	$ 2,455
Acquired					
Nonaccrual loans	$ 2,412	$ 2,640	$ 2,625	$ 2,827	$ 2,949
Other real estate and repossessed assets	999	1,094	1,021	-	-
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$ 3,411	$ 3,734	$ 3,646	$ 2,827	$ 2,949
Selected asset quality ratios					
Nonperforming assets / Assets	0.14 %	0.16 %	0.22 %	0.17 %	0.22 %
Nonperforming assets / (Loans + OREO + repossessed assets)	0.18	0.21	0.27	0.22	0.30
Net charge-offs (recoveries) to average loans (annualized)	0.08	0.14	0.05	0.07	(0.07)
Allowance for loan losses to total loans	0.64	0.70	0.69	0.71	0.69
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) [(1)]	0.07	0.05	0.14	0.10	0.21
Allowance for loan losses / (Nonacquired nonaccrual loans + nonacquired loans past due 90 days or more and still accruing)	1,453.12	1,974.31	810.45	1,097.14	2,073.43

Note: Dollars in thousands.
(1) Excludes CBI loans (factoring receivables).
Source: Company documents.

Q1'18 Financial Results

Taxable Equivalent Yields/Rates	For the Three Months Ended				
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Interest income:					
Loans	5.66 %	5.45 %	5.45 %	5.38 %	5.29 %
Mortgage loans held-for-sale	4.85	2.96	3.56	3.72	4.13
Interest on securities:					
Taxable	3.11	3.09	3.03	2.98	2.63
Non-taxable	4.06	4.81	4.86	4.91	4.98
Cash balances in other banks	1.55	1.37	1.32	1.09	0.84
Funds sold	1.38	-	-	-	-
Total interest-earning assets	5.29	5.10	5.04	4.79	4.64
Interest expense:					
Interest on deposits	0.67	0.62	0.59	0.57	0.56
Interest on FHLB and other borrowings	4.00	3.82	3.95	4.01	3.19
Interest on subordinated debt	6.41	6.27	6.27	6.36	6.42
Total interest-bearing liabilities	0.76	0.73	0.70	0.68	0.68
Net interest spread	4.53	4.37	4.34	4.11	3.96
Net interest margin	4.80 %	4.63 %	4.58 %	4.34 %	4.18 %

Source: Company documents.

Q1'18 Financial Results

	As of				
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Shareholders' Equity and Capital Ratios					
Tier 1 Leverage Ratio	10.91 %	10.89 %	11.42 %	10.69 %	8.86 %
Tier 1 Common Capital Ratio	12.93	12.54	12.78	13.17	11.06
Tier 1 Risk-based Capital Ratio	12.93	12.54	12.78	13.17	11.06
Total Risk-based Capital Ratio	14.56	14.37	14.64	15.18	13.07
Equity/ Assets	16.24	14.61	15.64	15.02	12.98
Tangible common equity to tangible assets	11.26 %	10.75 %	11.46 %	11.21 %	9.11 %
Book value per share	$ 29.35	$ 27.05	$ 26.97	$ 25.82	$ 24.51
Tangible book value per share	$ 19.21	$ 19.05	$ 18.84	$ 18.45	$ 16.48

Source: Company documents.

Appendix

First Landmark Leadership

R. Stanley "Stan" Kryder
Chief Executive Officer



R. Stanley Kryder became President and Chief Executive Officer of First Landmark Bank in 2014. He served as President and Chief Executive Officer of Midtown Bank from 2005 to 2014. He began his career in Atlanta in 1979 with the C&S National Bank and has held increasingly Senior Executive Responsibilities with the following financial institutions: Bank of America, formerly known as NCNB National Bank; Wells Fargo, formerly known as First Union Corporation; and Regions Bank, formerly known as AmSouth Bancorporation. He served as Executive Vice President of General Banking for First Union, now known as Wells Fargo.

He is on the Advisory Board of the Metro Atlanta Chamber and is a Director of the Midtown Alliance, Director of the Atlanta Area Council of Boy Scouts of America and the Georgia Chamber of Commerce. He also served his professional peers as Chairman of the Georgia Bankers Association in 2013 – 2014.

Terrence Y. "Terry" DeWitt
President and Chief Financial Officer



Terrence Y. DeWitt joined First Landmark Bank at its inception in 2007 as Executive Vice President and Chief Financial Officer. From 2011 until the merger with Midtown Bank in 2014, he served as President and Chief Executive Office and Chief Operating Officer of First Landmark Bank. He most recently served as the 2016 Chairman of the Cobb Chamber of Commerce and remains on the Board. In 1998 he received the Outstanding Young Bankers Award from the Alabama Bankers Association. His experience in metro Atlanta includes serving as Senior Vice President and Chief Financial Officer of Chattahoochee Financial Corporation and The Chattahoochee Bank in Cobb County from 1986 to 1990. He began his career with Price Waterhouse in Atlanta in 1983.

He is a 1983 graduate of the University of Alabama where he earned a Bachelor of Science in Accounting. He is a member of the Leadership Cobb Alumni Association and Rotary Club of Marietta.

William D. Smith, Jr.
Director



Mr. William D. Smith, Jr., serves as President of the insurance firm Little & Smith, Inc. He is a member of Independent Insurance Agents of Georgia and serves on the industry's Advisory Council with several insurance companies. He is a graduate of the University of North Carolina at Chapel Hill where he earned a Bachelor of Science in Business Administration. Mr. Smith's civic and social affiliations include Rotary and Nine O'Clocks.

Source: Company documents, Little & Smith Inc.

First Landmark Historical Financials

	Twelve Months Ended December 31,				Three Months Ended
	2014	2015	2016	2017[1]	Q1'18
Balance Sheet					
Total Assets	$434.0	$459.9	$544.0	$595.3	$571.9
Total Loans	291.7	329.2	381.6	469.2	471.0
Deposits	349.4	372.8	452.1	477.4	455.4
Tangible Common Equity	43.2	47.9	45.0	51.9	51.9
TBV per Share	10.06	11.09	11.73	13.51	13.29
Net Loans / Assets	67 %	70 %	69 %	78 %	81 %
Loans / Deposits	83	88	84	98	103
Performance Measures					
PTPP	$3.2	$8.1	$8.6	$9.8	$2.3
Net Income	1.8	4.6	4.8	4.8	0.2
ROAA	0.67 %	1.05 %	1.04 %	0.87 %	0.15 %
ROAE	6.5	8.7	8.9	8.8	1.5
Net Interest Margin*	3.90	4.53	4.00	4.09	4.15
Efficiency Ratio*	69.0	63.8	62.3	61.0	65.2
Capitalization					
Tang Common Equity / Tang Assets	9.9 %	10.6 %	8.4 %	8.8 %	9.2 %
Leverage Ratio*	10.7	9.8	8.2	8.7	9.3
Total Capital Ratio*	12.1	11.9	9.8	12.3	12.6
Asset Quality					
NPLs / Loans[2]	2.64 %	1.25 %	0.89 %	1.42 %	0.48 %
NPAs / Assets[2]	1.80	1.56	0.63	1.11	0.40
Loan Loss Reserves / Gross Loans	0.78	1.15	1.31	1.08	1.07
Net Chargeoffs / Avg Loans*	0.02	(0.14)	0.01	0.57	1.76

NATIONAL COMMERCE CORPORATION

FIRST LANDMARK BANK

Note: Dollars in millions. Consolidated financial results unless indicated with *.

(1) FY 2017 excludes the $4.2 million pretax gain ($2.6 million after tax) and the $247 thousand DTA write-down.

(2) Includes restructured loans.

Source: S&P Global Market Intelligence, Company documents.

Pro Forma Loan and Deposit Composition

NCOM (1) | First Landmark | Pro Forma (2)

Loan Portfolio Composition



Consumer & Other $79 3.0%
C&D $268 10.2%
1-4 Family $669 25.4%
Multifamily $70 2.6%
Owner-Occupied CRE $487 18.5%
Non Owner-Occupied CRE $637 24.2%
C&I $422 16.0%



Consumer & Other $1 0.3%
C&D $76 16.3%
1-4 Family $43 9.2%
Multifamily $21 4.6%
Owner-Occupied CRE $135 28.9%
Non Owner-Occupied CRE $111 23.8%
C&I $80 17.1%



Consumer & Other $80 2.6%
C&D $344 11.1%
1-4 Family $711 23.0%
Multifamily $91 2.9%
Owner-Occupied CRE $622 20.1%
Non Owner-Occupied CRE $748 24.1%
C&I $502 16.2%

Deposit Portfolio Composition



Other Time $370 13.1%
Wholesale Time $21 0.7%
Demand Deposits $825 29.2%
NOW & Other $433 15.3%
MMDA & Savings $1,176 41.6%



Other Time $129 26.9%
Demand Deposits $135 28.1%
Wholesale Time $6 1.2%
NOW & Other $11 2.4%
MMDA & Savings $198 41.4%



Other Time $498 15.1%
Wholesale Time $26 0.8%
Demand Deposits $960 29.1%
NOW & Other $444 13.4%
MMDA & Savings $1,374 41.6%

Note: Dollars in millions. Financial data as of December 31, 2017.
(1) Pro forma for the pending acquisition of Premier Community Bank of Florida; excludes purchase accounting adjustments.
(2) Excludes purchase accounting adjustments.
Source: S&P Global Market Intelligence.

First Landmark Deposit Market Share by County

Fulton County

2017 Rank	Institution (ST)	2017 Branches	2017 Deposits ($M)	2017 Market Share (%)
1	SunTrust Banks Inc. (GA)	43	39,459	41.6
2	Bank of America Corp. (NC)	35	21,232	22.4
3	Wells Fargo & Co. (CA)	50	16,682	17.6
4	BB&T Corp. (NC)	12	3,398	3.6
5	JPMorgan Chase & Co. (NY)	20	1,736	1.8
6	Atlantic Capital Bcshs Inc. (GA)	1	1,573	1.7
7	PNC Financial Services Group (PA)	18	1,524	1.6
8	Synovus Financial Corp. (GA)	6	1,339	1.4
9	Regions Financial Corp. (AL)	12	1,119	1.2
10	State Bank Finl Corp. (GA)	4	1,084	1.1
11	Fifth Third Bancorp (OH)	10	1,035	1.1
12	Fidelity Southern Corp. (GA)	12	901	1.0
	Pro Forma	3	476	0.5
13	Georgia Banking Co. (GA)	1	304	0.3
14	Renasant Corp. (MS)	5	303	0.3
15	First Citizens BancShares Inc. (NC)	5	289	0.3
16	Touchmark Bancshares Inc. (GA)	1	271	0.3
17	National Commerce Corp. (AL)	1	262	0.3
18	United Community Banks Inc. (GA)	2	215	0.2
19	Landmark Bancshares Inc. (GA)	2	215	0.2
20	ABB Financial Group Inc. (GA)	0	212	0.2

Cobb County

2017 Rank	Institution (ST)	2017 Branch	2017 Deposits ($M)	2017 Market Share (%)
1	Wells Fargo & Co. (CA)	27	3,435	25.7
2	Bank of America Corp. (NC)	21	2,540	19.0
3	SunTrust Banks Inc. (GA)	23	1,444	10.8
4	Synovus Financial Corp. (GA)	4	717	5.4
5	BB&T Corp. (NC)	10	682	5.1
6	JPMorgan Chase & Co. (NY)	14	648	4.8
7	Fidelity Southern Corp. (GA)	7	538	4.0
8	United Community Banks Inc. (GA)	4	384	2.9
9	Regions Financial Corp. (AL)	7	374	2.8
10	IBERIABANK Corp. (LA)	2	372	2.8
11	PNC Financial Services Group (PA)	14	356	2.7
12	Charter Financial Corp. (GA)	4	338	2.5
13	Vinings Bancshares Inc. (GA)	1	234	1.7
14	Landmark Bancshares Inc. (GA)	1	229	1.7
15	Bank of the Ozarks (AR)	2	196	1.5
16	First Citizens BancShares Inc. (NC)	3	185	1.4
17	Fifth Third Bancorp (OH)	12	166	1.2
18	ServisFirst Bancshares Inc. (AL)	2	124	0.9
19	State Bank Finl Corp. (GA)	1	119	0.9
20	Ameris Bancorp (GA)	3	117	0.9

Note: FDIC deposit data as of 6/30/17.
Source: S&P Global Market Intelligence.